Sub-Item 77Q1: Exhibits.

EX-99.77Q1(a): Copies of any material amendments to the Registrant's charter or by-laws

(a)(1) Amendment No. 21 to the Agreement and Declaration of Trust of the Trust dated November 7, 2008 is incorporated herein by reference to Exhibit (a)(22) in Registrant's Post-Effective Amendment filed with the Commission on November 17, 2008. (Accession No. 0001193125-08-237777).